UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2013

U.S. WELL SERVICES, LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-184491 (Commission File Number)	90-0794304 (I.R.S. Employer Identification No.)
770 South Post Oak Lane Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(832) 562-3730

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 7.01Regulation FD Disclosure

On October 1, 2013, U.S. Well Services, LLC (the "Company") presented an update to its investors on a proposed offering of $60.0 million in aggregate principal amount of 14.50% Senior Secured Notes due 2017, as additional notes, commonly referred to as a “tack-on bond,” under the indenture pursuant to which they previously issued $85.0 million aggregate principal amount of 14.50% Senior Secured Notes due 2017 in February 2012. A copy of the slides used in connection with the presentation is made available at the Company’s website, www.uswellservices.com, under “Investor Relations”. The presentation materials are attached as Exhibit 99.1, and are incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

* * * *

This Current Report on Form 8-K and the attached presentation materials contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements as to matters that are not of historic fact are forward-looking statements. These forward-looking statements are based on USWS's current expectations, estimates and projections about USWS, its industry, its management's beliefs and certain assumptions made by management, and include statements regarding anticipated financial and operational results in future periods. No assurance can be given that such expectations, estimates or projections will prove to be correct. Whenever possible, these “forward-looking statements” are identified by words such as “expects,” “believes,” “anticipates” and similar phrases.

Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to risks relating to economic conditions; fulfillment of USWS's existing customer contracts and initiation of additional service contracts;  changes in the demand for or the price of oil and natural gas; competition in the oil and gas industry; costs and availability of raw materials and specialized equipment; availability of funding for USWS's capital expenditures; loss of key executives; maintaining skilled workforce; compliance with environmental, health and safety laws and regulations, as well as actions by governmental and regulatory authorities; and effects of climate change.

Because such statements involve risks and uncertainties, many of which are outside of USWS's control, USWS's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect USWS's business, results of operations and financial position are discussed in its 2012 Annual Report on Form 10-K, its quarterly reports on Form 10-Q, and its other reports filed with the Securities and Exchange Commission. Unless otherwise required by law, USWS also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that USWS files periodically with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

99.1Presentation materials for the October 2013 Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. WELL SERVICES, LLC

Date:	October 1, 2013	By:	/s/ Brian Stewart
Brian Stewart
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.Description

99.1Presentation materials for the October 2013 Investor Presentation